UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------


          Date of Report (Date of earliest event reported): May 9, 2006

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-15345                 25-1391475
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


            2441 Viscount Row                                 32809
            Orlando, Florida                                (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.  Regulation FD.

Item 7.01.  Regulation FD Disclosure

On May 9, 2006, Galaxy Nutritional Foods, Inc. issued a press release disclosing its new stock trading symbol of "GXYF" as quoted on the OTC Bulletin Board effective May 8, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item by reference.

Section 9.  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1 Press Release issued by the Registrant on May 9, 2006 (Furnished herewith.)


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          GALAXY NUTRITIONAL FOODS, INC.


May 9, 2006                               By:   /s/ Salvatore J. Furnari
                                               ---------------------------------
                                                Salvatore J. Furnari
                                                Chief Financial Officer